Summary Prospectus September 30, 2011 Cortina Small Cap Growth Fund Institutional Shares (CUSIP Number 220584205)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including its Statement of Additional Information and shareholder reports, online at www.cortinafunds.com. You may also obtain this information at no cost by calling 1-855-612-3936. The Fund’s Prospectus and Statement of Additional Information, both dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Cortina Small Cap Growth Fund (the “Fund”) seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees (as a percentage of amount redeemed, if redeemed within 60 days of initial investment)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses(1)	2.09%

Total Annual Fund Operating Expenses	3.09%
Less: Fee Waiver/Expense Reimbursement	−1.99%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.10%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the current fiscal year.

(2)	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through December 31, 2012, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors (the “Board”) This expense cap/reimbursement agreement cannot be terminated unless the Board or the Adviser notifies the other party prior to the agreement’s renewal. The Adviser may request a reimbursement from the Fund to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Fund’s total annual fund operating expenses plus any requested reimbursement amount are less than the above limit at the time of the request.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$112	$766

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks of small capitalization (“small-cap”) companies. The Fund considers a company to be a small-cap company if, at the time of purchase, the company has a market capitalization less than $2 billion. The Fund may invest a significant portion of its assets in common stocks of micro-capitalization (“micro-cap”) companies with market capitalizations less than $250 million at the time of purchase. Under normal market conditions, the weighted average market capitalization of the Fund’s portfolio will be less than that of the Russell 2000 Growth Index, and sector weights are limited to no more than two times that of the benchmark for sectors representing 15% or more of the Russell 2000 Growth Index. The Fund anticipates that such sectors may include consumer discretionary, information technology, healthcare, industrials, energy and/or financials. The largest company in the Russell 2000 Growth Index has a market capitalization of approximately $3.0 billion. The Fund will not exclusively invest in companies represented in the Russell 2000 Growth Index and such investments may constitute substantially less than 80% of the Fund’s assets. The Fund may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”)) that are listed in the United States on a national securities exchange.
In deciding which securities to buy, hold or sell for the Fund, the Adviser seeks to invest in innovative companies with strong business models, the financial resources to execute on their business plan and the potential for significant top line growth. The Adviser’s process combines bottom-up fundamental research with a thematic approach. The Adviser’s fundamental research is an exhaustive assessment of five broad factors: (1) market opportunity and competitive positioning; (2) business model; (3) financial position; (4) management; and (5) valuation. The Adviser aims to identify small-cap companies early in the growth curve before they are appreciated by the broader market and whose stocks can appreciate regardless of the current operating environment.
The Adviser employs a theme-based approach when exploring new investment opportunities. The Adviser attempts to identify current trends and changes within specific industries that might prove beneficial to a number of companies and it is common for the Adviser to invest in multiple companies along this one common theme. Themes are often based on disruptive events, new technologies, changing regulations, cultural and behavioral changes, and industry cycles. Once a theme is identified, the Adviser seeks to identify not only the primary beneficiaries of the theme, but secondary and tertiary beneficiaries as well. As a result, themes can ultimately be comprised of companies in

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several industries within multiple sectors. The core tenet of thematic investing is owning multiple companies that stand to benefit from the same trend and/or economic tailwind. Identifying a variety of companies poised to enjoy improving fundamentals is the primary advantage of a theme-based approach. Thematic investing also aims to reduce the company-specific risks inherent in small-cap investing. The Adviser believes this approach leads to ideas earlier than they can be identified through quantitative screening. Additionally, the Adviser believes its thematic approach leads to a portfolio that emphasizes the growth areas of the economy. Importantly, while themes are an excellent source of new ideas, investments are made solely on the fundamental merits of the individual company.
The Fund will typically hold shares of stock in 90 to 120 companies, with no single company exceeding 5% of the Fund’s portfolio at the time of purchase. Generally, the Adviser will sell a company’s stock when the price approaches the Adviser’s estimate of economic value or when the fundamentals of the company have deteriorated. The Adviser also may sell if changing circumstances alter its assessment of the company’s economic value or if more attractive alternatives are identified.

Principal Investment Risks

Please be aware that you may lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund.
General Market Risk.  The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.
Management Risk.  The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Additionally, while the Adviser has been managing assets for investors since 2004, the Adviser has not previously managed a registered mutual fund.
Limited History of Operations.  The Fund is a recently formed mutual fund and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.
Common Stock Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.
Small-Cap and Micro-Cap Companies Risk.  Investments in small-cap and micro-cap companies entail greater risks than those associated with larger, more established companies, including greater volatility and less liquidity. Generally, the smaller the company size, the greater the risks.
Growth-Style Investing Risk.  Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks are often characterized by high price-to-earnings ratios, which may be more volatile than stocks with lower price-to-earnings ratios.
Sector Concentration Risk.  Because the Fund may have sector weights representing up to two times that of the benchmark for sectors representing 15% of more of the Russell 2000 Growth Index, the Fund may be subject to the risks affecting that one sector, including the risk that the securities of companies within that one sector will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector, more than would a fund that invests in a wide variety of market sectors.
Foreign Securities Risk.  The Adviser may invest in foreign securities and ADRs relating to foreign securities. Investments in foreign financial markets present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment and limitations on repatriation of invested capital.

Performance

Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year. Once the Fund commences operations and has performance results, the Fund’s performance information will be presented and compared against a broad measure of market performance which comparison will give some indication of the risks of an investment in the Fund.

Investment Adviser

Cortina Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Brian R. Bies, CFA, Principal and Portfolio Manager of the Adviser, has been a co-portfolio manager of the Fund since its inception. Steve R. Lilly, CFA, Portfolio Manager of the Adviser, has been a co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any day in which the New York Stock Exchange (the “NYSE”) is open by written request via mail (Cortina Funds, Inc. c/o ALPS Fund Services, Inc., P.O. Box 1376, Denver, CO 80201-1376) or overnight delivery (Cortina Funds, Inc. c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203), by wire transfer, by telephone at 1-855-612-3936, or through a financial intermediary. The minimum initial investment amount is $100,000 and the minimum subsequent investment amount is $10,000.

Tax Information

The Fund intends to make distributions that may be subject to federal income tax and may be taxed as ordinary income or capital gains, unless you are a tax exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Fund’s distributor, ALPS Distributors, Inc., may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your adviser to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.

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